UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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United Wisconsin Grain Producers, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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W1231 Tessmann Drive

Friesland, WI 53935-0247

NOTICE OF 2009 ANNUAL MEETING OF MEMBERS

To be Held Saturday, April 11, 2009

TO OUR MEMBERS:

The 2009 Annual Meeting of Members (the "Annual Meeting") of United Wisconsin Grain Producers, LLC (the “Company”) will be held at the Cambria-Friesland High School, 410 E. Edgewater St., Cambria, Wisconsin, on Saturday, April 11, 2009.  Registration for the Annual Meeting will begin at 9:00 a.m. and the Annual Meeting will commence at approximately 9:30 a.m., local time for the following purposes:

•

To elect three (3) directors; and

•

To transact such other business as may properly come before the 2009 Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  If you have any questions regarding the information in the Proxy Statement or regarding completion of the enclosed proxy card, please call the Company at (920) 348-5016.

Only members of record at the close of business on March 1, 2009, will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.

All members are cordially invited to attend the Annual Meeting in person.  However, to assure the presence of a quorum, you are requested to promptly sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the Annual Meeting.  The proxy will not be used if you attend and vote at the Annual Meeting in person.  You may fax the enclosed proxy card to the Company at (920) 348-5009 or mail it to us using the enclosed envelope if the proxy card is received before 5:00 p.m. on Friday, April 10, 2009.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ William R. Herrmann

William R. Herrmann, Chairman and President of United Wisconsin Grain Producers, LLC

Friesland, Wisconsin

March 18, 2009

United Wisconsin Grain Producers, LLC

W1231 Tessmann Drive

Friesland, WI 53935-0247

__________________________________

Proxy Statement

2009 Annual Meeting of Members

Saturday, April 11, 2009

__________________________________

SOLICITATION AND VOTING INFORMATION

The enclosed proxy is solicited by the Board of Directors of United Wisconsin Grain Producers, LLC (the “Company”) for use at the annual meeting of members of the Company to be held on Saturday, April 11, 2009, and at any adjournment thereof.  Such meeting is to be held at the Cambria-Friesland High School, 410 E. Edgewater St., Cambria, Wisconsin.  Registration for the meeting will begin at 9:00 a.m. and the meeting will commence at approximately 9:30 a.m., local time.  This solicitation is being made by mail; however, the Company may also use its officers, directors and employees (without providing them with additional compensation) to solicit proxies from members either in person or by telephone, facsimile or letter.

SECTION I – QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:

Why did I receive this proxy statement?

A:

The Board of Directors is soliciting your proxy to vote at the 2009 Annual Meeting because you were a member of the Company at the close of business on March 1, 2009, the record date, and are entitled to vote at the meeting.

Q:

What am I voting on?

A:

The election of three (3) directors.  The three (3) incumbent nominees are Calvin L. Dalton, William R. Herrmann and Robert J. Miller.  The Board of Directors recommends a vote FOR these nominees.  There are no non-incumbent nominees.

Q:

How many votes do I have?

A:

Members are entitled to one vote for each membership unit that they hold.

Q:

What is the voting requirement to elect the directors?

A:

In the election of directors, the three (3) persons receiving the greatest number of votes relative to the votes cast for their competitors will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum.

Q:

How many membership units are outstanding?

A:

On March 1, 2009, there are 28,475 outstanding membership units.

Q:

What is the effect of an abstention?

A:

Because directors are elected by plurality vote, abstentions will not be counted either for or against any nominee, but will be counted for purposes of determining whether a quorum is present.

Q:

How do I vote?

A:

Membership units can be voted only if the holder of record is present at the 2009 Annual Meeting either in person or by proxy.  You may vote using either of the following methods:

•

Proxy card.  The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2009 Annual Meeting.  The membership units represented by each properly executed proxy card will be voted at the 2009 Annual Meeting in accordance with the member’s directions.  The Company urges you to specify your choices by marking the appropriate boxes on your enclosed proxy card.  After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or fax it to the Company at (920) 348-5009.  If you sign and return the proxy card without specifying your choices, your membership units will be voted FOR Calvin L. Dalton, William R. Herrmann and Robert J. Miller.

•

In person at the 2009 Annual Meeting.  All members may vote in person at the 2009 Annual Meeting.

Q:

What can I do if I change my mind after I vote my units?

A:

You may revoke your proxy by:

•

Voting in person at the 2009 Annual Meeting;

•

Giving either personal or written notice of the revocation to William R. Herrmann, Chairman and President of United Wisconsin Grain Producers, LLC, at the Company's offices at W1231 Tessmann Drive, Friesland, WI 53935-0247; or

•

Giving either personal or written notice of the revocation to the Company's Secretary, Robert Lange, at the commencement of the 2009 Annual Meeting.

Q:

What happens if I mark too few or too many boxes on the proxy card?

A:

If you do not mark any choices on the proxy card, then the Proxies will vote your units FOR Calvin L. Dalton, William R. Herrmann and Robert J. Miller.  If you mark some but not all of the boxes, the Proxies will vote your units ONLY for the persons you mark as your choices; any boxes not marked will not be counted as a vote for the nominee.  However, your units will be included in the determination of whether a quorum is present.

Q:

Do I have dissenters’ rights with respect to any matter acted upon during the Annual Meeting?

A:

No. The election of directors is not a circumstance in which members are granted dissenters’ rights under Chapter 183 of the Wisconsin Statutes or the Company’s Amended and Restated Operating Agreement. In addition, the Company’s Amended and Restated Operating Agreement provides that each member of the Company disclaims and waives, to the fullest extent permitted by law, dissenters’ or similar rights.

Q:

Who may attend the 2009 Annual Meeting?

A:

All members as of the close of business on the record date may attend the 2009 Annual Meeting, along with their immediate families.

Q:

What is the record date for the 2009 Annual Meeting?

A:

March 1, 2009.

Q:

Who will count the vote?

A:

All votes will be tabulated by Lan Waddell, local attorney for the Company and the inspector of the election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Q:

What constitutes a quorum?

A:

As of the record date, the Company had 28,475 issued and outstanding membership units.  The presence of members holding 30% of the total outstanding membership units (8,543) constitutes a quorum.  If you submit a properly executed proxy, your units will be considered part of the quorum.

Q:

How do I nominate a candidate for election as a director at next year’s annual meeting?

A:

Next year there will be three (3) directors up for election.  Nominations for director seats are made by a Nominating Committee appointed by our Board of Directors.  In addition, a member can nominate a candidate for director by following the procedures set forth in Section 5.2 of the Company’s Amended and Restated Operating Agreement.

In order for a member nomination to be considered for inclusion in next year’s proxy statement, the nomination must be submitted in writing to the Company during the 30-day nomination period, which will begin on or about January 10, 2010 and end on or about February 9, 2010.  The Company suggests that nominations be submitted by certified mail-return receipt requested.

Q:

What is a member proposal, and how do I submit a proposal for consideration by the members at next year’s annual meeting?

A:

A member proposal is your recommendation that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the Company’s members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals for the 2010 Annual Meeting are explained below. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Any member proposal intended to be considered for inclusion in the Company’s proxy statement for presentation at the 2010 Annual Meeting of members must be received by the Company no later than November 18, 2009 (120 days prior to the one year anniversary of the date of mailing of this proxy statement).  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.  It is suggested that the proposal be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2010 Annual Meeting of members without including such proposal in the Company’s proxy statement must provide the Company written notice of such proposal no later than February 1, 2010 (45 days prior to the one year anniversary of the date of mailing of this proxy statement).  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive written notice of a member proposal intended to be submitted to the 2010 Annual Meeting by February 1, 2010, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion.  However, if the Company does receive notice of a member proposal intended to be submitted to the 2010 Annual Meeting by February 1, 2010, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:

Who is paying for this proxy solicitation?

A:

The entire cost of this proxy solicitation will be borne by the Company.  The cost will include the cost of supplying necessary additional copies of the solicitation material and the Company’s 2008 Annual Report on Form 10-K, for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

FORWARD LOOKING STATEMENTS

This proxy statement contains historical information, as well as forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance, or our expected future operations and actions.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “intend,” “could,” “hope,” “predict,” “target,” “potential,” or “continue” or the negative of these terms or other similar expressions.  These forward-looking statements are only our predictions based upon current information and involve numerous assumptions, risks and uncertainties, including, but not limited to, those listed below and those business risks and factors described elsewhere in this proxy statement and our other Securities and Exchange Commission filings.

•	Changes in the availability and price of corn and natural gas;
•	The availability of credit to support capital improvements, development, expansion and operations;
•	Changes in our business strategy, capital improvements or development plans;
•	Results of our hedging transactions and other risk management strategies;
•	Decreases in the market prices of ethanol and distillers grains;
•	Ethanol supply exceeding demand; and corresponding ethanol price reductions;
•	Changes in the environmental regulations that apply to our plant operations;
•	Our ability to generate sufficient liquidity to fund our operations and capital expenditures;
•	Changes in plant production capacity or technical difficulties in operating the plant;
•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;
•	Lack of transport, storage and blending infrastructure preventing ethanol from reaching high demand markets;
•	Changes in federal and/or state laws (including the elimination of any federal and/or state ethanol tax incentives);
•	Changes and advances in ethanol production technology;
•	Effects of mergers, consolidations or contractions in the ethanol industry;
•	Competition from alternative fuel additives;
•	Our liability resulting from litigation;

•	Our reliance on third parties to market our products;
•	The loss of, or our inability to obtain, any license or permit;
•	Our ability to retain key employees and maintain labor relations; and
•	Volatile commodity and financial markets.

Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this proxy statement. We are not under any duty to update the forward-looking statements contained in this proxy statement. We cannot guarantee future results, levels of activity, performance or achievements. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement. You should read this proxy statement and the documents that we reference in this proxy statement, completely and with the understanding that our actual future results may be materially different from what we currently expect. We qualify all of our forward-looking statements by these cautionary statements.

SECTION II – PROPOSALS TO BE VOTED UPON

ELECTION OF THREE DIRECTORS

The Company’s Board of Directors is comprised of nine (9) directors.  These nine positions are currently divided into three (3) classes, with three (3) directors elected each year to serve a three (3) year term.  Three (3) directors are to be elected by the members at the 2009 Annual Meeting and the terms of the remaining directors expire in either 2010 or 2011. The Company’s current elected directors and their respective terms are as follows:

Term Expires 2009 (Class C)	Calvin L. Dalton William R. Herrmann Robert J. Miller
Term Expires 2010 (Class A)	Carl T. Benck Thomas J. Hanley Robert T. Lange
Term Expires 2011 (Class B)	Jerry H. Franz Kevin M. Roche Berwyn G. Westra

At the 2006 Annual Meeting, ten (10) directors were elected by the members of the Company into three (3) classes to serve staggered terms until 2007, 2008 or 2009.  Following the resignation of a director, the Board of Directors voted to reduce the size of the Board of Directors to nine (9) members.  At the 2006 Annual Meeting, Calvin L. Dalton, William R. Herrmann and Robert J. Miller were elected to serve until the 2009 Annual Meeting.  At the 2007 Annual Meeting, Carl T. Benck, Thomas J. Hanley and Robert T. Lange were elected to serve until the 2010 Annual Meeting.  At the 2008 Annual Meeting, Jerry H. Franz, Kevin M. Roche and Berwyn G. Westra were elected to serve until the 2011 Annual Meeting.

At the Company’s 2009 Annual Meeting, the board seats held by Calvin L. Dalton, William R. Herrmann and Robert J. Miller are up for election.  The Nominating Committee of the Board of Directors has nominated Calvin L. Dalton, William R. Herrmann and Robert J. Miller, the incumbent directors, as nominees for election.

The following table contains certain information with respect to the nominees for election to the Board of Directors at the 2009 Annual Meeting:

Name	Age	Year First Became a Director	Term Expires	If Elected, Term will Expire
Calvin L. Dalton	51	2001	2009	2012
William R. Herrmann	67	2001	2009	2012
Robert J. Miller	56	2001	2009	2012

Biographical Information for Nominees

As of March 1, 2009:

Calvin L. Dalton, Director – Age 51

Mr. Dalton has served as a director on our board since the inception of the Company. For the past five years, Mr. Dalton has operated a 2,300 acre corn, soybean, wheat and hay farm and a 100-head cow/calf operation.

William R. Herrmann, Chairman and President, Director – Age 67

Mr. Herrmann previously served as the Company’s Vice Chairman and Vice President from August 2002 until June 2006.  He has been a director on our board since the inception of the Company. For the past five years, Mr. Herrmann has operated a 1,700 acre crop farming enterprise.

Robert J. Miller, Vice Chairman and Vice President, Director – Age 56

Mr. Miller has served as a director on our board since the inception of the Company. For the past five years, Mr. Miller has operated a 3,600 acre farming enterprise. Mr. Miller was previously our Treasurer. Effective as of December 16, 2004, the position of Treasurer was eliminated and the duties and responsibilities of the Treasurer were re-assigned to the office of Chief Financial Officer.

YOUR BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.  YOU MAY VOTE FOR THREE NOMINEES.  FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES FOR DIRECTOR, THE PROXIES WILL VOTE FOR INCUMBENT DIRECTORS CALVIN L. DALTON, WILLIAM R. HERRMANN AND ROBERT J. MILLER.

SECTION III – REQUIRED INFORMATION

Biographical Information for Non-Nominee Directors

As of March 1, 2009:

Carl T. Benck, Director – Age 48

Mr. Benck has served as a director on our board since the inception of the Company.  For the past five years, Mr. Benck has operated a 1,700 acre corn, soybean and wheat farm.

Jerry H. Franz, Director – Age 74

Mr. Franz has served as a director on our board since the inception of the Company. For the past five years, Mr. Franz has operated Franz Family Farms, Inc., which operates a 1,500 acre corn, soybean and wheat farm. He now assists his grandson with the operation of the 1,500 acre farm.

Thomas J. Hanley – Age 66

Mr. Hanley has served as a director on our board since 2007.  For the past five years, Mr. Hanley has served as President of Hanley Company, Inc.  He is also associated with and part owner of A+ Storage, LLC, AAA Security Storage, LLC, and Hanley Real Estate, LLC.

Robert T. Lange, Secretary and Director – Age 59

Mr. Lange has served as Secretary since August 29, 2002, and as a director on our board since the inception of the Company.  For the past five years, Mr. Lange has rented his 1,300 acres of farmland.  During the construction and start-up period of our plant, Mr. Lange served the Company as temporary general manager and construction supervisor.

Kevin M. Roche, Director – Age 41

Mr. Roche previously served as the Company’s Chairman and President from the Company’s inception until June 2006.  He has been a director on our board since the inception of the Company. For the past five years, Mr. Roche has operated a 4,000 acre corn, soybean and wheat farming operation in partnership with his father and brother. He also owns and operates Roche Farms, Inc., which runs a 1,200 head cattle feeding operation.

Berwyn G. Westra, Director – Age 63

Mr. Westra has served as a director on our board since the inception of the Company. For the past five years, Mr. Westra has been an accountant with the firm of Westra, Tillema & O’Connor, CPAs, L.L.C., which he founded in 1977.

Biographical Information of Executive Officers

Jeffrey F. Robertson, Chief Executive Officer – Age 52

On March 17, 2005, the Board of Directors appointed Mr. Robertson as the Chief Executive Officer of the Company.  Mr. Robertson had previously been acting as the Company’s general manager and owner’s representative to the design-builder for the Company’s ethanol plant.  Prior to his engagement with United Wisconsin Grain Producers, LLC, Mr. Robertson held various management positions in agriculture businesses in western Canada.  His responsibilities included marketing, logistics, operations and business development.  Mr. Robertson graduated from the University of Saskatchewan in 1991.

Barb J. Bontrager, Chief Financial Officer – Age 46

On December 16, 2004, the Board of Directors appointed Barb Bontrager as Chief Financial Officer and terminated the position of Treasurer, previously held by Robert Miller.  The duties and responsibilities of the Treasurer’s office were re-assigned to the Chief Financial Officer.  Ms. Bontrager’s most recent position, prior to her appointment as the Chief Financial Officer, was a senior tax specialist with Badgerland Farm Credit Service for three years.  Prior to that, she was the controller for Bethel Grain, a grain elevator and corn milling company.  Ms. Bontrager graduated from Lakeland in 1997 with a B.A. in accounting and she is a certified public accountant in the state of Wisconsin.

Security Ownership of Certain Beneficial Owners

As of March 1, 2009, the following beneficial owner(s) owned or held five percent (5%) or more of our outstanding units:

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Ownership	(4) Percent of Class
Membership Units	Indeck Energy Services, Inc. 600 North Buffalo Grove Rd. Buffalo Grove, IL 60089	2,000 Units	7.02%

Security Ownership of Management

As of March 1, 2009, members of our Board of Directors, nominees for the Board of Directors and our executive officers own units as follows:

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Ownership	(4) Percent of Class
Membership Units	Kevin M. Roche, Director (1)	152 Units	0.53%
Membership Units	William R. Herrmann, Chairman, President and Director	210 Units	0.74%
Membership Units	Robert J. Miller, Vice Chairman, Vice President and Director (2)	1,161 Units	4.08%
Membership Units	Robert T. Lange, Secretary and Director(3)	162 Units	0.57%
Membership Units	Carl T. Benck, Director	70 Units	0.25%
Membership Units	Jerry H. Franz, Director(4)	135 Units	0.47%
Membership Units	Calvin L. Dalton, Director	200 Units	0.70%
Membership Units	Berwyn G. Westra, Director (5)	145 Units	0.51%
Membership Units	Thomas J. Hanley, Director(6)	470 Units	1.65%
Membership Units	Jeffrey F. Robertson, Chief Executive Officer	20 Units	0.07%
Membership Units	Barb Bontrager, Chief Financial Officer	15 Units	0.05%
TOTAL:		2,740 Units	9.62%

(1)

Includes 16 units owned by the Roche Family Fund, which is owned and controlled by Kevin Roche.

(2)

Includes 500 units owned by L&NM Enterprises, LLC, which is owned and controlled by Robert J. Miller.  Also includes 75 units owned by the Mark Miller Irrevocable Trust, which is owned and controlled by Robert J. Miller.

(3)

Includes 42 units owned by the Lelon R. Lange Trust.

(4)

Includes 25 units owned by the Jerome H. and Karen Franz Charitable Remainder Trust.

(5)

Includes 10 units owned by the Fundamental Investors Investment Club, which is owned in part by Berwyn G. Westra.

(6)

Includes 100 units owned by Thomas J. Hanley’s spouse and 10 units owned by Thomas J. Hanley’s grandson.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Company’s Board of Directors generally meets once per month and also holds additional meetings as needed.  The Board of Directors held twelve (12) regularly scheduled meetings during the fiscal year ended December 31, 2008.  Each director attended at least 75% of the meetings of the Board of Directors during the fiscal year ended December 31, 2008.

The Board of Directors does not have a formalized process for holders of membership units to send communications to the Board of Directors. The Board of Directors feels this is reasonable given the accessibility of our directors.  Members desiring to communicate with the Board of Directors are free to do so by contacting a director.  The names and phone numbers of our directors are listed on the Company’s website at www.uwgp.com by clicking on “Contact Us” and then “Board of Directors.”

The Board of Directors does not have a policy with regard to directors’ attendance at annual meetings. All of the Company’s directors attended the Company’s 2008 Annual Meeting.  Due to this high attendance record, it is the view of the Board of Directors that such a policy is unnecessary.

Director Independence

Our independent directors are Berwyn G. Westra, Thomas J. Hanley, Robert T. Lange and Jerry H. Franz.  Our directors that are not independent are Robert J. Miller, Kevin M. Roche, Carl T. Benck, Calvin L. Dalton and William R. Herrmann.  The determination of independence is made by reference to NASDAQ rule 4200.  Robert J. Miller, Kevin M. Roche, Carl T. Benck, Calvin L. Dalton and William R. Herrmann are not considered independent because of sales of corn to the Company during the Company’s past three fiscal years; however, all such sales were made on terms available to all members of the Company.  In evaluating the independence of our directors, we considered the following factors: (i) the business relationships of our directors; (ii) positions our directors hold with other companies; (iii) family relationships between our directors and other individuals involved with the Company; (iv) transactions between our directors and the Company; and (v) compensation arrangements between our directors and the Company.

Audit Committee

The purpose of the Audit Committee is to monitor the integrity of the Company’s financial reporting process and systems of internal controls.  The Audit Committee appoints and monitors the independence and qualifications of the Company’s independent auditors, monitors the performance of the Company’s internal audit function, provides an avenue of communication among the independent auditors, management, and the Company’s Board of Directors, and prepares an Audit Committee Report to be included in the Company’s annual proxy statement.  The Audit Committee of the Board of Directors operates under a charter adopted by the Board of Directors.  The most recent version of this charter, as amended in March 2009, is included as an appendix to this proxy statement.  Under the charter, the Audit Committee must have at least three members.  The current members of the Audit Committee are Thomas J. Hanley, Robert T. Lange and Berwyn G. Westra.  Robert T. Lange was appointed to the Audit Committee on approximately June 12, 2008, replacing William R. Herrmann.  The chairperson of the Audit Committee is Berwyn G. Westra.

The Audit Committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Nevertheless, each member of our Audit Committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350, including the chairman of the committee, Berwyn G. Westra.

Our Audit Committee Charter provides that at least a majority of the directors serving on the Audit Committee must be independent as defined in Article III, Section 3 of the Charter.  That section provides that a director is not considered independent if such director: (a) is an employee of the Company or any current subsidiary of the Company; (b) has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $120,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans; (c) has a family member who is employed by the Company or any of its subsidiaries as an executive officer; (d) is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs; (e) is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or (f) is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit.  Each member of our Audit Committee is independent within the definition of independence set forth in our Audit Committee Charter.

The Board of Directors has determined that Berwyn G. Westra (whose biographical information is set forth above under Biographical Information for Non-Nominee Directors) will serve as the Audit Committee’s financial expert as defined in Item 407 of Regulation S-K.  The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2008.  All of our Audit Committee members attended at least 75% of the Audit Committee meetings in the fiscal year ended December 31, 2008 during their respective periods of service on the Audit Committee.

Audit Committee Report

The Audit Committee delivered the following report to the Board of Directors of the Company on March 12, 2009. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2008.  The committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., its independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The committee has received the written disclosures and the letter from Boulay, Heutmaker, Zibell & Co. P.L.L.P. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.  The committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co. P.L.L.P. not related to the audit of the financial statements referred to above are compatible with maintaining Boulay, Heutmaker, Zibell & Co. P.L.L.P.’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Audit Committee
Berwyn G. Westra, Chair
Thomas J. Hanley
Robert T. Lange

Independent Registered Public Accounting Firm

The Audit Committee selected Boulay, Heutmaker, Zibell & Co., P.L.L.P. as independent registered public accountants for the fiscal year January 1, 2009 to December 31, 2009.  A representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. is expected to be present at the annual meeting of members and will have an opportunity to make a statement if so desired.  The representative is also expected to be available for questions from the members.

Audit Fees

The aggregate fees billed by the principal independent registered public accountants (Boulay, Heutmaker, Zibell & Co. P.L.L.P.) to the Company for the fiscal year ended December 31, 2008, and the fiscal year ended December 31, 2007 are as follows:

Category	Year	Fees
Audit Fees (1)	2008	$118,000
	2007	$121,000
Audit-Related Fees	2008	$-
	2007	$-
Tax Fees (2)	2008	$19,000
	2007	$16,000
All Other Fees (3)	2008	$10,000
	2007	$2,000

(1)

The audit fees were incurred for the audit of the Company’s annual financial statements included within Form 10-K and review of the financial statements included in the Company’s quarterly reports on Form 10-Q, as well as services in connection with other statutory and regulatory filings or engagements for the fiscal years ended December 31, 2008 and 2007.

(2)

The tax fees were billed for services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the tax fees was for year-end tax preparation of the partnership return and associated K-1’s.

(3)

The other fees were billed for services rendered for the Renewable Identification Number (RINs) agreed-upon procedures and services required as part of the Company’s grain dealers license with the State of Wisconsin.

Prior to engagement of the principal independent registered public accountants to perform audit services for the Company, the principal accountant was pre-approved by our Audit Committee pursuant to Company policy requiring such approval.  One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our Audit Committee.

Nominating Committee

The members of the Company’s Nominating Committee are Calvin L. Dalton, Carl T. Benck and Jerry H. Franz.  The Nominating Committee held one (1) meeting during the fiscal year ended December 31, 2008.  Because Calvin L. Dalton was not in attendance at the sole meeting held by the Nominating Committee during the fiscal year ended December 31, 2008, he did not attend at least 75% of the Nominating Committee meetings during the fiscal year.  The other members of the Nominating Committee, Carl T. Benck and Jerry H. Franz, attended at least 75% of the Nominating Committee meetings held in the fiscal year ended December 31, 2008.

Based upon the size of the Company and the Board's familiarity with the Company since inception, the Board of Directors has determined that each of the directors is qualified to suggest to the Nominating Committee nominees for consideration for the Board of Directors.  The Nominating Committee oversees the identification and evaluation of individuals qualified to become directors and recommends to the Board of Directors the director nominees for each annual meeting of the members.  The major responsibilities of the Nominating Committee are to:

•

Develop a nomination process for candidates to the Board of Directors;

•

Establish criteria and qualifications for membership to the Board of Directors;

•

Identify and evaluate potential director nominees;

•

Fill vacancies on the Board of Directors; and

•

Recommend nominees to the Board of Directors for election or re-election.

The Nominating Committee does not operate under a charter and it does not have a policy with regard to the consideration of any director candidates recommended by members.  Given the Board’s open interaction with the members and the ease of access the members have to the Board of Directors, the Board of Directors believes that this is appropriate.  The Nominating Committee intends to adopt a charter in the future and develop policies and procedures for evaluating potential director candidates, whether presented by members or selected by the Nominating Committee.  In identifying and evaluating potential nominees, the Nominating Committee takes into account the following types of criteria: agricultural, business and financial background; independence from the Company; lack of potential conflicts with the Company; community or civic involvement; examples or references that demonstrate integrity, good judgment, commitment and willingness to consider matters with objectivity and impartiality; and specific needs of the existing Board of Directors relative to any particular candidate so that the overall composition of the Board of Directors reflects a mix of talents, experience, expertise and perspectives appropriate to the Company’s circumstances.  The Nominating Committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Jerry H. Franz is the only member of the Company’s Nominating Committee that is independent within the definition of independence provided by NASDAQ rule 4200.

Nominations for the election of directors may also be made by any member entitled to vote generally in the election of directors.  In accordance with the Company’s Amended and Restated Operating Agreement, a member desiring to nominate one or more persons for election as a director must submit written notice of such intent either by personal delivery or regular mail to the Secretary of the Company at least 60 days, but not more than 90 days, prior to the annual meeting.  This notice must contain: (i) the name and address of record of the member who intends to make the nomination; (ii) a representation that the member is a holder of units of the Company entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (v) such other information regarding each nominee proposed by the member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a director of the Company if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of the Company’s outstanding units that clearly sets forth the proposed candidate as a nominee of the director’s seat to be filled at the next election of directors.  If a presiding officer at a meeting of the members determines that a nomination is not made in accordance with this procedure, the officer must declare that the nomination was defective and therefore must be disregarded.  The Company did not receive any nominations from the members for nominees to stand for election to the Company’s Board of Directors at the 2009 annual meeting.

Code of Ethics

On March 18, 2004, our Board of Directors adopted a Code of Ethics for the Chief Executive and Senior Financial Officers of United Wisconsin Grain Producers, LLC.  The code is designed to promote honesty and integrity and to avoid conflicts of interest between personal and professional relationships in conducting the Company’s business affairs.  A copy of our Code of Ethics was filed as Exhibit 14.1 to our Form 10-KSB filed with the SEC on March 30, 2004 and any interested member may obtain a copy, without charge, by contacting Suzanne Wendt at (920) 348-5016 or wendt@uwgp.com.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

The general philosophy of United Wisconsin Grain Producers, LLC is to provide competitive levels of compensation that are influenced by our performance, that reward individual achievements, and that enable us to retain qualified executives.  Compensation consists primarily of annual compensation, which includes a base salary intended to provide a stable annual salary at a level consistent with individual contributions, our incentive program and our high earnings reward program.  The incentive program is a company-wide program designed to reward the Company’s employees, including our executive officers, for achieving measurable operation results and achieving high-scoring personal performance appraisals.  The program includes individual and group-based measurements, as well as a profit-based measurement.  Each employee of the company has an individual incentive plan with a unique weighting of factors to determine incentive plan awards.  The high earnings reward program is a company-wide program that allows our employees, including our executive officers, to share in the profits of the company beyond any compensation received under our incentive plan.

 The terms of Mr. Robertson’s employment agreement were recommended by our Compensation Committee to the full Board of Directors.  The Board of Directors then approved Mr. Robertson’s employment agreement.  The terms of Ms. Bontrager’s compensation package were negotiated between Mr. Robertson and Ms. Bontrager.  Mr. Robertson then recommended the negotiated compensation package to the Compensation Committee, and the Compensation Committee recommended the compensation package to the full Board of Directors.  The Board of Directors then approved Ms. Bontrager’s compensation package.  Other than as provided above, no other executive officers play any role in determining or recommending the amount or form of Mr. Robertson’s or Ms. Bontrager’s compensation.

The compensation of our other employees is principally based on the recommendations of the Chief Executive Officer and reflects his assessment of the nature of each employee’s position, individual performance, contribution to our overall performance, experience and tenure with the Company.   The Compensation Committee also considers various other factors, including the level of each employee’s responsibilities within the Company, our financial performance and the level of compensation increases in our industry.

Director fees and any other compensation paid to the Board of Directors is determined by the full Board of Directors.

We do not utilize compensation consultants in determining or recommending the amount or form of any compensation.

Components of Executive Compensation

Base Salary

Jeff Robertson entered into a written employment agreement with the Company on September 27, 2006 that set his base salary at $200,000 per year.  Mr. Robertson recently entered into another employment agreement with the Company that increases his annual base salary to $250,000 effective January 1, 2009.  Mr. Robertson’s employment agreement provides that the Company may terminate the employment of Mr. Robertson for just cause or the death or disability of Mr. Robertson, paying his salary on a prorated basis to the date of termination.  If Mr. Robertson is terminated for any other reason, or if there is a sale of the assets of the Company and the purchaser does not assume Mr. Robertson’s employment agreement or negotiate a new agreement acceptable to him, the Company must provide twelve (12) months’ notice to Mr. Robertson, or pay to Mr. Robertson the value of six (6) months’ salary and benefits, plus bonuses earned through the date of termination.  In addition to the terms mentioned in the previous sentence, in the event of a sale of the assets of the Company, and if Mr. Robertson continues in full employment until released by the Board of Directors, he is entitled to receive an additional $200,000.

Barb Bontrager does not have a written employment agreement with the Company.  As discussed above, Ms. Bontrager negotiated the terms of her compensation package, including her salary, with Mr. Robertson, who then recommended the negotiated compensation package to the Compensation Committee, which then makes a recommendation to the full Board of Directors.  The Board of Directors then approved Ms. Bontrager’s compensation package, including her base salary.

Individual Incentive Program

Mr. Robertson and Ms. Bontrager each participate in the Company’s individual incentive program.  The incentive program is designed to reward the Company’s employees for achieving measurable operation results and achieving high-scoring personal performance appraisals.  The program includes individual and group-based measurements, as well as a profit-based measurement.  These criteria are subject to change in the discretion of the Board of Directors, and each employee of the Company, including Mr. Robertson and Ms. Bontrager, has an individual incentive plan consisting of a uniquely weighted list of measurements.

Under the terms of Mr. Robertson’s incentive plan, he is eligible to receive a maximum incentive of up to 75% of his base salary.  The Company’s incentive plan is based on results from May 1 through April 30.  Because Mr. Robertson’s base salary during the period of May 1, 2007 through April 30, 2008 was $200,000, he was eligible to receive a maximum incentive payment of $150,000 (75% of $200,000).  Under Mr. Robertson’s incentive plan, 85% of his total possible incentive payment is based on the profitability of the Company, while the remaining 15% is based on his personal contribution to the Company, as determined by the Board of Directors.  Profitability is determined by reference to the Company’s target EBITDA, and an actual result of 125% or more of the target EBITDA results in the maximum payout under the profitability component.  For the period of May 2007 through April 2008, 125% of the Company’s target EBITDA was approximately $12,998,764.  Because the Company’s EBITDA during this period was approximately $18,780,000, Mr. Robertson received the maximum incentive amount under the profitability component, a sum of $127,500.  The personal contribution component is based on the discretion and judgment of the Board of Directors and is based on a score given by the Board of Directors of 1 through 6.  Under this component, a score of 3 equates with 25% of the maximum payment, a score of 4 with 50%, a score of 5 with 75% and a score of 6 with 100% of the maximum incentive with regard to this component.  Because Mr. Robertson received a score of 6 for the period ended in April 2008, he received 100% of the maximum possible incentive payment under the personal contribution component, a sum of $22,500.  Thus, Mr. Robertson’s compensation under the Company’s incentive plan from May 2007 through April 2008 totaled $150,000.

Under the terms of Ms. Bontrager’s incentive plan, she is eligible to receive a maximum incentive of up to 30% of her base salary.  The Company’s incentive plan is based on results from May 1 through April 30.  Because Ms. Bontrager’s base salary during the period of May 1, 2007 through April 30, 2008 was $94,570, she was eligible to receive a maximum incentive payment of $38,371 (30% of $94,570).  Under Ms. Bontrager’s incentive plan, 65% of her total possible incentive payment is based on the profitability of the Company, while the remaining 35% is based on the production of the Company.  Profitability is determined by reference to the Company’s target EBITDA, and an actual result of 125% or more of the target EBITDA results in the maximum payout under the profitability component.  For the period of May 2007 through April 2008, 125% of the Company’s target EBITDA was approximately $12,998,764.  Because the Company’s EBITDA during this period approximated $18,780,000, Ms. Bontrager received the maximum incentive amount under the profitability component, a sum of $18,441.  Production level is determined by the number of gallons of pre-denatured 200-proof alcohol produced by the Company.  At 49,000,000 gallons of production, Ms. Bontrager receives 40% of the maximum possible incentive payment under the production component, while at 55,000,000 gallons of production, she receives 100% of the maximum incentive payment.  For every 1,000,000 gallons, or fraction thereof, produced between 49,000,000 gallons and 55,000,000 gallons, Ms. Bontrager receives an additional 10% of the maximum possible incentive payment under the production component.  Because the Company produced approximately 52,626,626 gallons of ethanol over the applicable period, Ms. Bontrager received 76.27% of the maximum possible incentive payment under the production component, a sum of $7,573.  Thus, Ms. Bontrager’s compensation under the Company’s incentive plan from May 2007 through April 2008 totaled $26,014.

High Earnings Reward Program

The Company’s high earnings reward program allows the Company’s employees to share in the Company’s profits in excess of the incentive program’s stretch goal (125% of the EBITDA target).  Under the terms of Mr. Robertson’s employment agreement, he receives an amount equal to 2% of earnings over 125% of the target EBITDA as of the end of each fiscal year.  Approximately one-half of this amount is paid to Mr. Robertson in November of the relevant fiscal year, while the remaining half is paid to him following the completion of the fiscal year.  Ms. Bontrager participates in the high earnings reward program upon the same terms and conditions as other Company employees, under which 2% of the earnings over 125% of the target EBITDA are shared equally amongst all full-time employees of the Company as of the end of each semi-annual period.  For all employees other than the Chief Executive Officer, earnings from the high earnings reward program are paid approximately six months after the completion of each semi-annual period.  In 2008, Mr. Robertson earned a total of $83,349 under the Company’s high earnings reward program.  Ms. Bontrager earned a total of $7,984 under the program in 2008.

401(k)

Mr. Robertson and Ms. Bontrager are each eligible to participate in the Company’s 401(k) plan.  Under the Company’s plan, employees are eligible to participate the first day of the second month following the month of hire.  During the employee’s 13th month of employment, the Company matches 50% of the employee’s contribution, up to a maximum of 4% of the employee’s salary.  The contributions of the employee are 100% vested at the time of contribution.  The employer contribution vests as follows: 33.33% after one year of employment, 66.67% after two years of employment, and 100% after three years of employment.  In 2008, the Company contributed $10,250 to Mr. Robertson’s 401(k) account.  The Company contributed $5,492 to Ms. Bontrager’s 401(k) account in 2008.

Compensation Committee

The members of the Company’s Compensation Committee are Thomas J. Hanley, Berwyn Westra and William R. Herrmann.  William R. Herrmann currently serves as Chairman and President of the Company.  The Compensation Committee has direct responsibility with respect to the compensation of the Company’s chief executive officer and oversees the compensation of the Company’s other executive officers.  The Compensation Committee held a total of one (1) meeting during the fiscal year ended December 31, 2008.  All of our Compensation Committee members attended at least 75% of the Compensation Committee meetings.

The Compensation Committee has the overall responsibility for approving and evaluating the Company’s executive compensation plans, policies and programs.  The committee makes a recommendation to the full Board of Directors, which then makes the final decision regarding executive compensation plans, policies and programs.  The Compensation Committee does not have a charter.  The Compensation Committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Nevertheless, two members of our Compensation Committee, Thomas J. Hanley and Berwyn Westra, are independent within the definition of independence provided by NASDAQ rule 4200.

Compensation Committee Interlocks and Insider Participation

Other than William R. Herrmann, who serves as Chairman and President of the Company, no member of the Compensation Committee was, during the last fiscal year, an officer or employee of the Company and no member of the Compensation Committee is a former officer of the Company.  No executive officer of the Company has: (i) served as a member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such a committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on the Company’s Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing equivalent functions, or in the absence of such a committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

Compensation Committee Report

The committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and based on such review and discussions, the committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A.

Compensation Committee

Thomas J. Hanley

Berwyn G. Westra

William R. Herrmann

Summary Compensation Table

The following table sets forth the compensation paid or payable by the Company during the last three fiscal years to our Chief Executive Officer and Chief Financial Officer.  We did not have any compensatory security option plan or any other plan for the long term compensation of our executive officers and directors in place as of December 31, 2008.  Further, as of December 31, 2008, none of our directors or officers had any options, warrants, or other similar rights to purchase securities of the Company.

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Jeff Robertson, Chief Executive Officer	2008	$200,000	$195,849(1)	$1,040	$369,889
	2007	$200,000	$420,240(2)	$1,040	$621,280
	2006	$138,885	$696,201(3)	$680	$835,766
Barb Bontrager, Chief Financial Officer	2008	$100,366	$22,084(4)	$0	$122,450
	2007	$91,169	$32,972(5)	$0	$124,140
	2006	$72,985	$46,867(6)	$0	$119,852

(1)   Of this amount, $76,999 was earned in 2008, but paid in 2009.

(2)   Of this amount, $266,607 was earned in 2007, but paid in 2008.

(3)   Of this amount, $434,224 was earned in 2006, but paid in 2007.

(4)   Of this amount, $7,000 was earned in 2008, but paid in 2009.

(5)   Of this amount, $21,850 was earned in 2007, but paid in 2008.

(6)   Of this amount, $28,719 was earned in 2006, but paid in 2007.

Grants of Plan-Based Awards

The following table sets forth the threshold, target and maximum estimated future payouts to our Chief Executive Officer and Chief Financial Officer under the Company’s individual incentive plan and high earnings reward program.

Name of Executive Officer	Name of Plan	Estimated Future Payouts Under Non-Equity Incentive Plan Awards
		Threshold	Target	Maximum
Jeff Robertson	Individual Incentive Plan	$0	$60,938	$187,500
	High Earnings Reward Program	$0	N/A(1)	N/A(1)
Barb Bontrager	Individual Incentive Plan	$0	$9,005	$30,524
	High Earnings Reward Program	$0	N/A(1)	N/A(1)

(1)

Target and maximum amounts are not determinable.

Director Compensation

The following table sets forth all compensation paid or payable by the Company during the last fiscal year to our directors.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
William R. Herrmann	$13,890	$0	$13,890
Robert J. Miller	$8,950	$0	$8,950
Robert T. Lange	$8,270	$0	$8,270
Kevin M. Roche	$6,150	$0	$6,150
Berwyn G. Westra	$10,515	$0	$10,515
Calvin L. Dalton	$4,100	$0	$4,100
Carl T. Benck	$6,005	$0	$6,005
Jerry H. Franz	$5,340	$0	$5,340
Thomas J. Hanley	$7,300	$0	$7,300

Our Board of Directors adopted a director compensation policy on March 17, 2005, and our members ratified the board’s approval of the compensation policy at the 2005 Annual Meeting of Members.  The Board of Directors approved a revised director compensation policy on August 11, 2006.  The policy provides for payment to directors of an attendance fee for each board or committee meeting a director attends either in person or by telephone. Under the revised director compensation policy, we pay director fees as follows:

•

$600.00 per board meeting/President

•

$400.00 per board meeting/Director (in person)

•

$250.00 per board meeting/Director (by telephone)

•

$250.00 per committee meeting

In addition to these fees, the policy continues to provide for reimbursement to directors for their time at a rate of $50 per hour for the President and $35 per hour for all other directors for the performance of tasks authorized in advance by the President.  The compensation policy also provides for reimbursement to directors for all out-of-pocket costs and mileage for travel to and from meetings and other locations to perform these tasks.

In the year ending December 31, 2008, the Company had incurred an aggregate of $82,429 in director fees and related expense.

MEMBER NOMINATIONS FOR DIRECTOR POSITIONS

Pursuant to the Company’s Amended and Restated Operating Agreement, any member wishing to submit director nominations must do so not less than sixty (60) days nor more than ninety (90) days prior to the Company’s annual meeting.  If a member nominates a candidate for election to the Board of Directors in compliance with the provisions of the Company’s Amended and Restated Operating Agreement but fails to submit the nomination by the deadline set forth in the Amended and Restated Operating Agreement, the Board of Directors has the discretion to determine whether it has sufficient time to include the nomination in the Company’s proxy statement.  If the Board of Directors determines that it does not have sufficient time to amend its proxy statement to include the nomination, it shall notify the member of such fact and the member may choose to proceed with preparation and delivery of its own proxy statement to members in which the member’s nomination for election to the Board of Directors is identified and described.

MEMBER PROPOSALS

Any member proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2010 Annual Meeting of Members must be received by the Company no later than November 18, 2009. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Exchange Act. The Company suggests that the proposal be submitted by certified mail — return receipt requested.  Members who intend to present a proposal at the 2010 Annual Meeting of members without including such proposal in the Company’s Proxy Statement must provide the Company notice of such proposal no later than February 1, 2010. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If the Company does not receive notice of a member proposal intended to be submitted to the 2010 Annual Meeting by February 1, 2010, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if the Company does receive notice of a member proposal intended to be submitted to the 2010 Annual Meeting by February 1, 2010, then the person named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No family relationships exist between any directors or executive officers of the Company, or person nominated to become a director or executive officer of the Company.

We have no formal written policy concerning related party transactions.  Our Amended and Restated Operating Agreement provides that no director shall be disqualified from voting on any manner to be determined by the Board of Directors solely by reason of such director’s (or his affiliate’s) potential financial interest in the outcome of such vote, provided that the director reasonably discloses his (or his affiliate’s) financial interest at the time of such vote.

During the fiscal year ended December 31, 2008, several of the Company’s directors sold corn to the Company; however, all such sales were made on terms available to all members of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than  ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and directors, all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2008.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report, including the financial statements and the notes thereto, for the fiscal year ended December 31, 2008, accompanies the mailing of this proxy statement.

The Company will provide each member solicited a copy of our annual report on Form 10-K without charge upon written request. The written request should be directed to William R. Herrmann, Chairman and President of United Wisconsin Grain Producers, LLC, W1231 Tessmann Drive, Friesland, WI 53935-0247. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of membership units in the Company on March 1, 2009.  The Company’s Form 10-K for the year ended December 31, 2008, complete with exhibits, is also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov).

OTHER MATTERS

The Board of Directors knows of no other matter to be acted upon at the meeting.  However, if any other matter is lawfully brought before the meeting, the membership units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William R. Herrmann

William R. Herrmann, Chairman and President of United Wisconsin Grain Producers, LLC

March 18, 2009

TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2009 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX TO (920) 348-5009 OR IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED NO LATER THAN FRIDAY, APRIL 10, 2009 (5:00 P.M.) WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

Appendix I

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

 FOR UNITED WISCONSIN GRAIN PRODUCERS, LLC

I. Purpose

The Audit Committee (“Committee”) is appointed by the board of directors (“board”) of United Wisconsin Grain Producers, LLC (the “Company”) to assist the board in fulfilling its oversight responsibilities.  The primary duties and responsibilities of the Audit Committee are to:

•

Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•

Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);

•

Monitor the performance of the Company’s internal audit function and independent auditors;

•

Provide an avenue of communication among the independent auditors, management, and the Board; and

•

Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

II. Authority

The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:

•

Appoint, compensate, retain and oversee the work of the independent auditors who are employed by the Company to conduct the annual audit and who shall report directly to the Committee;

•

Retain independent legal counsel and other advisers as it deems necessary in the performance of its duties;

•

Resolve any disagreements between management and the independent auditor regarding financial reporting;

•

Pre-approve all auditing and permitted non-audit services performed by the Company’s independent audit firm;

•

Seek any information it requires from employees, all of whom are directed to cooperate with the Committee’s requests, or external parties;

•

Meet with Company officers, external auditors, and outside counsel, as necessary;

•

Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting;

•

Determine appropriate funding for the Company’s payment of compensation to the independent auditors for issuing an audit report or performing other audit review or attestation services for the Company; and

•

Determine appropriate funding for the Company’s payment of compensation to any other advisers employed by the Committee.

III. Composition

1.

Committee members’ qualifications shall meet the requirements as may be set by the board from time to time, in addition to all applicable legal and regulatory requirements.

2.

The Committee shall be comprised of at least three directors of the Company, all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement.  A majority of the directors on the Committee must be independent as defined in subparagraph 3 of this Article III below.

3.

A director will NOT be considered independent for purposes of this Article III, if such director:

(a)

Is an employee of the Company or any current subsidiary of the Company;

(b)

Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $120,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(c)

Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;

(d)

Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(e)

Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or

(f)

Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;

4.

Committee members and a Committee chair shall be recommended and appointed by the Board.

IV. Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly.  The Committee shall meet (i) separately; (ii) periodically with management: (iii) with internal auditors, if any; and (iv) with external auditors. The Committee may request any officer or employee of the Company, the Company’s outside counsel, and/or the independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  All members are expected to attend each meeting, in person or via tele- or video-conference.

The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other directors.  Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.

V. Scope of Responsibilities and Duties

A.

Charter Review

1.

Review and reassess the adequacy of this charter annually.

2.

Consider changes that are necessary as a result of new laws and regulations.

3.

Recommend any proposed changes to the Board.  Submit the charter to the board for approval and publish the document as required.

B.

Financial Reporting

1.

Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution.  The review should include discussions with management and independent auditors about the following:

•

Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;

•

Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;

•

The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•

“Quality of earnings” of the Company from a subjective as well as objective standpoint.

•

Effectiveness of price protection strategies in place for commodity and other inputs.

2.

Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3.

Review with management and the external auditors the results of the audit, including any difficulties encountered.  This review will include any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreement with management.

4.

Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the report.  Consider any items required to be communicated by the independent auditors in accordance with SAS 61, which is attached to this charter as Exhibit 1.

5.

Review disclosures made by CEO and CFO in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.

C.

Internal Control

1.

Consider the effectiveness of the Company’s internal control system, including information technology, security and control.

2.

Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

D.

Internal Audit

In the event the Company employs an internal audit department, the Committee shall:

1.

Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.

2.

Review the effectiveness of the internal audit function.

E.

Independent Auditors

1.

Each year, the Audit Committee shall review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant.  In performing this review, the Committee shall:

(a)

Obtain and review a report by the independent auditors describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal or peer quality-control review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and in order to assess the auditor's independence, all relationships between the independent auditor and the Company.

(b)

Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.

(c)

Present its conclusions with respect to the external auditor to the Board.

2.

Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.

3.

Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in SEC reports as prescribed by law.

4.

On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management.  Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore.  The Audit Committee must take appropriate action in response to these matters to satisfy itself of the auditors’ independence.

5.

Review the independent auditors’ audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.

6.

Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.

7.

Present its conclusions with respect to the independent auditor to the Board.

8.

Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed outside the presence of the full board.

9.

Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.

F.

Compliance

1.

At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.

2.

Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.

Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.

4.

Obtain regular updates from management and Company legal counsel regarding compliance matters.

G.

Reporting Responsibilities

1.

Annually prepare such report and certification to unit-holders as required by SEC regulations.

2.

Report to the board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.

H.

Other Audit Committee Responsibilities

1.

Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.

2.

As considered necessary by the Committee, review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.

3.

Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the board deems necessary or appropriate.

4.

Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.

5.

Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

UNITED WISCONSIN GRAIN PRODUCERS, LLC

2009 Annual Meeting – Saturday, April 11, 2009

For Unit Holders as of March 1, 2009

Proxy Solicited on Behalf of the Board of Directors

Vote by Mail or Facsimile:

1) Read the Proxy Statement

2) Check the appropriate boxes on the proxy card below

3) Sign and date the proxy card

4) Return the proxy card in the envelope provided or via fax to (920) 348-5009 no later than 5:00 p.m. on April 10, 2009

By signing this proxy card, you appoint William R. Herrmann, President, and Robert J. Miller, Vice President, jointly and severally, each with full power of substitution, as Proxies to represent you at the 2009 Annual Meeting of the Members to be held on Saturday, April 11, 2009, at the Cambria-Friesland High School, 410 E. Edgewater St., Cambria, Wisconsin, and any adjournment thereof, on any matters coming before the meeting.  Registration for the meeting will begin at 9:00 a.m. and the 2009 Annual Meeting will commence at approximately 9:30 a.m., local time.  This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the 2009 Annual Meeting.

ELECTION OF THREE DIRECTORS

You may vote for three (3) nominees.

PLEASE INDICATE YOUR SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE BOX WITH BLUE OR BLACK INK.

For      Against   Abstain

Calvin L. Dalton, Incumbent------------------------>>>   ☐       ☐      ☐

William R. Herrmann, Incumbent------------------>>>   ☐       ☐      ☐

Robert J. Miller, Incumbent------------------------->>>   ☐       ☐      ☐

Signature: _____________________________________

       Date: ______________________________________

Signature: _____________________________________

        Date: ______________________________________

Please sign exactly as your name appears above.  Joint owners must both sign.  When signing as attorney, executor, administrator, trustee or guardian, please note that fact.

Please specify your choice by marking the appropriate box for each matter above.  The Proxies cannot vote your units unless you sign and return this card.  For your proxy card to be valid, it must be received by the Company by 5:00 p.m. on Friday, April 10, 2009.

This proxy card, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting.  If you do not mark any boxes, your units will be voted FOR Calvin L. Dalton, William R. Herrmann and Robert J. Miller.  If you mark some but not all of the boxes, the Proxies will vote your units ONLY for the persons you mark as your choices; any boxes not marked will not be counted as a vote for the nominee.  However, your units will be included in the determination of whether a quorum is present.  If you do not submit a proxy card or attend the 2009 Annual Meeting, your units will not be counted as a vote either for or against any nominee.